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                                                                 Exhibit 23.2
[LOGO] ERNST & YOUNG


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under "Item 6. Legal Opinion and Experts" and to the use of our report dated March 7, 1997, in the Registration Statement (Form S-20) and related Prospectus of OMLX, the London Securities Derivatives Exchange Limited for the registration of 1,000,000 contracts of its Put and Call Options.




Bjorn Fernstrom
Ernst & Young
Chartered Accountants
Stockholm, Sweden
15th September, 1997